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                                WAMMS 03-MS2(gp4)
                           Whole Loan 30YR Fixed-Rate

                   Origninator                  % of group
                   Downey Savings                 20.0 approx.
                   Greenpoint                     40.6 approx.
                   Ohio Savings                   39.4 approx.





                            All numbers approximate.
                   All tranches subject to 10% size variance.



The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.




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                                WAMMS 03-MS2(gp4)
                           Whole Loan 30YR Fixed-Rate

Deal Size                                                                         $216mm approx.

GWAC                                                                               6.354% +/-10bps

WAM                                                                                   358 +/- 2 months

California                                                                         50.00% max

Avge. Loan Balance                                                                  $461k approx.

WA LTV                                                                             67.30% approx.

Loan Purpose:                         Purchase                                      21.6% approx.
                                      Rate/Term Refi                                46.5% approx.
                                      Cash-Out Refi                                 31.5% approx.

Property Type:                        SF/PUD                                        95.6% approx.
                                      Other                                          4.4% approx.

Doc Type:                             Full/Alt                                      82.5% approx.
                                      Reduced                                        8.8% approx.
                                      NIV                                            8.7% approx.

Occupancy:                            Primary                                       99.0% approx.
                                      Other                                          1.0% approx.

WA FICO                                                                               732 approx.

AAA Ratings                                                                 2 of 3 (S&P, Moodys. Fitch)

Estimated Subordination Level                                                       3.25% approx.

Pricing Speed                                                                        300% PSA

Settlement Date                                                                  01/30/03

Master Servicer/Bond Administrator                         Washington Mutual Mortgage Securities Corp



                            All numbers approximate.
                   All tranches subject to 10% size variance.


The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.